                            [THE MERGER FUND LOGO]

                             100 Summit Lake Drive
                            Valhalla, New York 10595
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A no-load, open-end, nondiversified investment company which seeks capital growth by engaging in merger arbitrage.
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                                   PROSPECTUS
                               DECEMBER 30, 1997

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     This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please retain it for future reference. A Statement of Additional Information dated December 30, 1997 is available upon request without charge and may be obtained by writing to the Fund's Administrator, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

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     The Fund pays to its principal underwriter and others an annual fee of up to 0.25%, as authorized by its Rule 12b-1 plan of distribution. There can be no assurance that the Fund's investment objective will be achieved, and its investment policy entails capital risk. Each investor should carefully consider his ability to assume the risks involved before making an investment in the Fund.

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     Effective June 1, 1996, the Fund was closed to new investors. Shareholders in the Fund as of May 31, 1996 may purchase additional shares, subject only to the terms set forth herein. Investment advisors and financial planners who held Fund shares in omnibus accounts as of May 31, 1996 may continue to make purchases in such accounts. The Fund reserves the right to resume sales to new investors at any time but has no present plans to do so.

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     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

                               TABLE OF CONTENTS

FUND EXPENSES..............................................................................    1
CONDENSED FINANCIAL INFORMATION............................................................    2
INVESTMENT OBJECTIVES AND POLICIES.........................................................    3
     Risk Factors..........................................................................    3
     Leverage Through Borrowing............................................................    4
     Short Sales and Put and Call Options..................................................    4
     Investment Restrictions...............................................................    5
INVESTMENT ADVISER.........................................................................    5
PRINCIPAL UNDERWRITER......................................................................    6
CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR................................................    6
PLANS OFFERED BY THE FUND..................................................................    6
     The Merger Fund IRA Plan..............................................................    6
     Fund Investors Keogh Plans............................................................    7
HOW TO PURCHASE SHARES.....................................................................    7
     Automatic Investment Plan.............................................................    7
NET ASSET VALUE............................................................................    8
REDEMPTIONS................................................................................    8
     Systematic Withdrawal Plan............................................................    9
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS....................................................    9
ORGANIZATION AND CAPITALIZATION............................................................   10
SHAREHOLDER COMMUNICATIONS.................................................................   10

                                FUND EXPENSES(1)

            (FOR THE TEN MONTH FISCAL YEAR ENDED SEPTEMBER 30, 1997)

  SHAREHOLDER TRANSACTION EXPENSES................................................ None(2)

  ANNUAL FUND OPERATING EXPENSES
       (as a percentage of average net assets)
       Advisory Fees.............................................................. 1.00%

       Rule 12b-1 Distribution Fees............................................... 0.16%

       Other Expenses............................................................. 0.20%(3)
                                                                                   -----

  Total Operating Expenses........................................................ 1.36%

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 YEAR       3 YEARS       5 YEARS       10 YEARS
  $14          $43           $74           $164

Notes:

(1) The purpose of the table is to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. See "INVESTMENT ADVISER", "PRINCIPAL UNDERWRITER" AND "CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, ACCOUNTING SERVICES AGENT AND ADMINISTRATOR." THE EXAMPLE PROVIDED ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLE.

(2) No sales loads or transaction fees are charged in connection with the purchase or redemption of Fund shares. Shareholders will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Firstar Trust Company.

(3) Each IRA and Keogh account will be charged a $12.50 annual maintenance fee as well as fees for certain transactions.

                                THE MERGER FUND
                        CONDENSED FINANCIAL INFORMATION

 (FOR THE FISCAL YEARS ENDED NOVEMBER 30, 1988 - 1996 AND THE FISCAL TEN MONTHS
                      ENDED SEPTEMBER 30, 1997) (AUDITED)
 THE TABLE BELOW SETS FORTH CERTAIN INFORMATION COVERING THE FUND'S INVESTMENT
                       RESULTS FOR THE PERIODS INDICATED.
   FURTHER FINANCIAL DATA AND RELATED NOTES ARE CONTAINED IN THE STATEMENT OF
                            ADDITIONAL INFORMATION,
                        WHICH IS AVAILABLE UPON REQUEST.

                                        TEN MONTHS
                                           ENDED
                                       SEPTEMBER 30,                          YEAR ENDED NOVEMBER 30,
                                       -------------       --------------------------------------------------------------
                                           1997              1996          1995          1994         1993         1992
                                       -------------       --------      --------      --------      -------      -------
Net Asset Value, beginning of
 period...............................        $15.41         $14.87        $13.72        $13.70       $12.34       $12.51
                                            --------       --------      --------       -------      -------      -------
Income from investment operations:
   Net investment income/(loss).......          0.02(5)(6)     0.20(5)(6)     0.08(5)(6)    --   (5)(6)   (0.07)(5)(6)   (0.12)(5)

   Net realized and unrealized gain
      (loss) on investments...........          1.35           1.24          1.78          1.08         2.10         0.65
                                            --------       --------      --------       -------      -------      -------
   Total from investment operations...          1.37           1.44          1.86          1.08         2.03         0.53

Less Distributions:

   Dividends from net investment
      income..........................         (0.19)         (0.08)        --            --           --           (0.03)

   Distributions from net realized
      gains...........................         (1.24)         (0.82)        (0.71)        (1.06)       (0.67)       (0.67)
                                            --------       --------      --------       -------      -------      -------
   Total distributions................         (1.43)         (0.90)        (0.71)        (1.06)       (0.67)       (0.70)
                                            --------       --------      --------       -------      -------      -------

Net Asset Value, end of period........        $15.35         $15.41        $14.87        $13.72       $13.70       $12.34
                                            --------       --------      --------       -------      -------      -------
Total Return..........................          9.68%(8)      10.26%        14.26%         8.41%       17.24%        4.45%

Supplemental Data and Ratios:

   Net assets, end of period
      (000's).........................      $445,987       $489,084      $243,082      $170,344      $25,173      $11,611

   Ratio of operating expenses to
      average net assets..............          1.36%(4)(9)     1.36%(4)     1.41%(4)      1.58%(4)     2.19%(4)     2.75%(4)

   Ratio of interest expense and
      dividends on short positions to
      average net assets..............          2.93%(9)       0.95%         2.42%         1.72%        1.91%        2.28%

   Ratio of net investment
      income/(loss) to average net
      assets..........................          0.13%(9)       1.36%         0.57%        (0.03)%      (0.57)%      (1.42)%

   Portfolio turnover rate............        271.24%        276.99%       290.48%       390.34%(7)   186.00%(7)   231.40%(7)

   Average commission rate per
      share...........................       $0.0373        $0.0434

                                         1991         1990          1989         1988
                                        -------      ------        -------      ------
Net Asset Value, beginning of
 period...............................   $11.43      $12.03         $11.50      $10.10
                                        -------      -------       -------      -------
Income from investment operations:
   Net investment income/(loss).......   0.02(5)      (0.16)(2)(5)   (0.02)       0.04
   Net realized and unrealized gain
      (loss) on investments...........     1.79        0.70           0.66        1.74
                                        -------      -------       -------      -------
   Total from investment operations...     1.81        0.54           0.64        1.78
Less Distributions:
   Dividends from net investment
      income..........................    --           --            (0.11)      (0.07)
   Distributions from net realized
      gains...........................    (0.73)      (1.14)         --          (0.31)
                                        -------      -------       -------      -------
   Total distributions................    (0.73)      (1.14)         (0.11)      (0.38)
                                        -------      -------       -------      -------
Net Asset Value, end of period........   $12.51      $11.43         $12.03      $11.50
                                        -------      -------       -------      -------
Total Return..........................    16.84%       4.57%          5.66%      18.15%
Supplemental Data and Ratios:
   Net assets, end of period
      (000's).........................  $10,281      $9,599        $11,006      $8,421
   Ratio of operating expenses to
      average net assets..............     3.05(1)(4)  3.26(1)(3)(4)  2.80%(1)    2.57%
   Ratio of interest expense and
      dividends on short positions to
      average net assets..............     1.01%       1.20%         --           --
   Ratio of net investment
      income/(loss) to average net
      assets..........................     0.21%      (1.20)%        (0.17)%      0.39%
   Portfolio turnover rate............   311.51%(7)  357.39%(7)     430.44%(7)  187.16%(7)
   Average commission rate per
      share...........................


---------------------

(1) Reflects certain non-recurring expenses associated with the Fund's restructuring as of January 31, 1989.
(2) Net investment income before reimbursement of expenses by the investment adviser for the year ended November 30, 1990 would have been $(0.17).
(3) Operating expense ratio before reimbursement by investment adviser was 3.31%.

(4) For the ten months ended September 30, 1997 and for the years ended November 30, 1996, 1995, 1994, 1993, 1992, 1991 and 1990 the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the ten months ended September 30, 1997 and for the years ended November 30, 1996, 1995, 1994, 1993, 1992, 1991 and 1990 were 4.29%, 2.31%, 3.83%, 3.30%,
    4.10%, 5.03%, 4.06% and 3.46%, respectively.


(5) Net investment income before interest expense and dividends on short positions for the ten months ended September 30, 1997 and for the years ended November 30, 1996, 1995, 1994, 1993, 1992, 1991 and 1990 was $0.38,
    $0.35, $0.42, $0.21, $0.17, $0.07, $0.10 and ($0.15), respectively.

(6) Net investment income (loss) per share represents net investment income for the respective fiscal year divided by the monthly average shares of beneficial interest outstanding throughout each year.
(7) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (including both long and short positions). The denominator includes the average long position throughout the year.
(8) Not annualized.
(9) Annualized.

NOTE: FROM THE FUND'S INCEPTION THROUGH JANUARY 31, 1989, THE AYCO CORPORATION SERVED AS INVESTMENT ADVISER TO THE FUND. DURING THIS PERIOD, WESTCHESTER CAPITAL MANAGEMENT, INC., THE FUND'S CURRENT INVESTMENT ADVISER, AND TWO OTHER NON-ARBITRAGE INVESTMENT ADVISERS WERE RETAINED BY THE AYCO CORPORATION TO MANAGE VARYING PORTIONS OF THE FUND'S ASSETS. THE ABOVE INVESTMENT RESULTS, THEREFORE, ARE NOT NECESSARILY REPRESENTATIVE OF THE RESULTS THAT WOULD HAVE BEEN REALIZED HAD WESTCHESTER CAPITAL MANAGEMENT, INC. BEEN THE SOLE INVESTMENT ADVISER TO THE FUND.

Further information regarding the Fund's performance is contained in the Fund's Annual Report, a copy of which may be obtained without charge.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund seeks to achieve capital growth by engaging in merger arbitrage. The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser").

     Under normal market conditions, the Fund will invest at least 65% of its assets in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations ("merger arbitrage investments"). Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.

     Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. As compared to conventional investing, merger arbitrage results are considered by the Adviser to be less sensitive to the overall trend of stock prices. Over the last three-year period, the Fund's "beta" (a statistical measure of market-related risk, whereby a fund's sensitivity to movements in the Standard & Poor's 500 Stock Index is expressed relative to the Index's beta of 1.0) has averaged less than 0.2. The Adviser believes that this number is significantly lower than comparable figures for other equity mutual funds seeking capital growth. While some periods will be more conducive to a merger arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return, even in flat or down markets. The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations may be renegotiated or terminated, in which case losses may be realized.

     The Fund's investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy which may not be changed without shareholder approval. Except as otherwise stated, the Fund's other investment objectives and policies are not fundamental and may be changed without obtaining approval by the Fund's shareholders.

RISK FACTORS

     The Fund's investment program will involve investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. To the extent that the Fund's assets are invested in a smaller number of issues, there is a somewhat greater risk associated with investment in the Fund than in a diversified investment company, as defined in the Investment Company Act of 1940.

     The Fund intends to invest a portion of its assets to seek short-term capital appreciation, which can be expected to increase the portfolio turnover rate and as a result cause increased brokerage commission costs. It is currently anticipated that the Fund's annual portfolio turnover rate may exceed 300%. In addition, a high turnover rate may expose shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.

     The Fund is not intended to provide a balanced investment program. The Fund is intended to be an investment vehicle only for that portion of an investor's capital which can appropriately be exposed to risk. Each investor should evaluate an investment in the Fund in terms of the investor's own investment goals.

LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks or by entering into reverse repurchase agreements to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A reverse repurchase agreement is functionally identical to a repurchase agreement except that the roles of the parties are reversed so that the Fund will sell the underlying security with the promise to repurchase. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Leveraging will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund, like many other investment companies, may also borrow money for temporary or emergency purposes, but such borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's gross assets when the loan is made.

SHORT SALES AND PUT AND CALL OPTIONS

     The Fund may employ various hedging techniques, such as short selling and the selective use of put and call options, in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. Any such short sale will be made with the intention of later closing out ("covering") the short position with the securities of the acquiring company received upon consummation of the acquisition. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities.

     At all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain a segregated account consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     The purchase of put options may be similarly used for hedging purposes. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on merger arbitrage stocks, it may be possible for the Fund to partially offset any decline in the market value of certain of the equity positions held by the Fund. Also, as part of a merger arbitrage strategy involving a pending corporate reorganization, the Fund may also write (sell) uncovered put options. As a matter of fundamental policy, which may not be changed without shareholder approval, the value of all put options purchased or sold by the Fund, as measured by the premiums paid or received, may not exceed 25% of the Fund's net assets.

     The sale of covered call options may also be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. The sale of call options will not be used for speculative purposes, and, accordingly, call options will be written solely as covered call options; that is, options on securities which the Fund owns at the time the call is sold. As a matter of fundamental policy, the value of securities underlying call options written by the Fund may not exceed 50% of the Fund's net assets. In addition, the Fund may purchase call options only for the purpose of closing out previously written covered call options.

     The Adviser believes that, when used for hedging purposes, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, a substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, such strategies may not be successful. Also, options transactions involve special risks including (i) possible imperfect correlation between the price movements of the option and the underlying security and (ii) lack of assurance of a liquid secondary market at any particular time and possible exchange- imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Fund as fundamental policies which may be changed only by a vote of the Fund's shareholders. The Fund may not invest more than 5% of its total assets in enterprises with less than three years of continuous operation; may not invest more than 10% of its assets in the securities of any one issuer; may not purchase more than 10% of an issuer's voting securities; may not invest more than 10% of its assets in restricted securities or securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days; may not borrow money in an amount exceeding 33% of its total assets; and may not invest more than 25% of its total assets in securities of companies in the same industry. The Fund may not invest more than 5% of its net assets in warrants or more than 2% of its net assets in warrants not listed on specified national stock exchanges. The Fund may make short sales but only under certain conditions to the extent of 50% of its net assets. The value of securities of any one company in which the Fund is short may not exceed the lesser of 10% of its net assets or 10% of any class of such company's securities.

                               INVESTMENT ADVISER

     Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 1980, is the Fund's investment adviser. Westchester Capital Management, Inc. and affiliates also manage merger arbitrage programs for other institutional investors, including offshore funds and private limited partnerships. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser charges an annual advisory fee of 1.0% of the average daily net assets of the Fund. The fee charged the Fund is higher than those typically paid by other mutual funds. This higher fee is attributable in part to the higher expense incurred by the Adviser and the specialized skills required to manage a portfolio of merger arbitrage investments.

     Mr. Frederick W. Green acts as the President of the Adviser and also serves as the President and a Trustee of the Fund. Ms. Bonnie L. Smith is the Vice President of the Adviser as well as the Vice President, Treasurer and Secretary of the Fund. Mr. Green and Ms. Smith have been primarily responsible for the day-to-day management of the Fund's portfolio since January 1989.

                             PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is Mercer Allied Company, L.P. ("Mercer"), One Wall Street, Albany, New York 12205, a majority-owned subsidiary of The Ayco Company, L.P. ("Ayco"), a registered investment adviser principally engaged in personal financial counseling.

     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay to Mercer, any broker-dealer with whom Mercer or the Fund has entered into a contract to distribute the Fund's shares, or any other qualified financial services firm, compensation for services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. In addition, the Adviser may pay amounts from its own resources for the provision of such services.

               CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
                  ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund's custodian, transfer agent and dividend paying agent.

     Firstar Trust Company also serves as the Fund's accounting services agent and Fund Administrator. As such, Firstar Trust Company provides a variety of administrative and accounting services to the Fund, such as accounting relating to the Fund's portfolio and portfolio transactions, the determination of net asset value and pricing of the Fund's shares of beneficial interest, and maintaining the books of account of the Fund.

                           PLANS OFFERED BY THE FUND

     Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600).

THE MERGER FUND IRA PLAN

     The Fund makes available The Merger Fund IRA Plan for individuals to establish an Individual Retirement Account ("IRA") under which shares of the Fund may be purchased. The Merger Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

     An annual maintenance fee of $12.50 will be charged for each IRA account. In addition, a $15.00 fee will be assessed to any IRA account which is transferred to a successor trustee, distributed to a participant or for which a refund of excess contribution is paid. These fees are subject to change upon notification by Firstar Trust Company to the Fund.

     The Fund also makes available to qualifying shareholders a "Roth IRA," which is a new form of IRA created by the Taxpayer Relief Act of 1997. Shareholders should consult with their own financial advisers to determine eligibility.

FUND INVESTORS KEOGH PLANS

     The Fund makes available the Fund Investors Defined Contribution Prototype Plan and the Fund Investors Defined Benefit Prototype Plan (referred to collectively in this prospectus as the "Fund Investors Keogh Plans"), for corporations, self-employed individuals or partnerships, to establish a qualified retirement plan under which shares of the Fund may be purchased. The Fund Investors Keogh Plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

     An annual maintenance fee of $12.50 will be charged for each Keogh account. In addition, a $15.00 fee will be assessed to any Keogh account which is transferred to a successor trustee or distributed to a participant, or for which a refund of excess contribution is paid. These fees are subject to change upon notification by Firstar Trust Company to the Fund.

                             HOW TO PURCHASE SHARES

     Shares of the Fund may be purchased at net asset value without any sales or other charge by sending a completed application form to The Merger Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. However, applicants should not send any correspondence by overnight courier to this post office box address. Correspondence sent by overnight courier should be addressed to the Fund at Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The minimum initial investment for individuals, IRAs, corporations, partnerships or trusts is $2,000. There is no minimum for subsequent investments. There is no minimum investment requirement for Keogh Plans. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

     After an account is opened, additional shares may be purchased by sending a check payable to "The Merger Fund," together with a note stating the name(s) on the account and the account number, to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. All shares will be purchased at the net asset value per share next determined after receipt of the shareholder's application in proper order and acceptance of such application by the Fund. No share certificates will be issued unless requested in writing. Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services.

     The custodian will charge a $20.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

     Shareholders should contact the Administrator at (800) 343-8959 to obtain the latest wire instructions for wiring funds to Firstar Trust Company for the purchase of Fund shares and to notify Firstar Trust Company that a wire transfer is coming.

AUTOMATIC INVESTMENT PLAN

     A shareholder may also participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, shareholders may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into their established Fund account. Shareholders should contact the Administrator at (800) 343-8959 for more information about the Fund's Automatic Investment Plan.

                                NET ASSET VALUE

     The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the Exchange on that day.

                                  REDEMPTIONS

     Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to: The Merger Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Upon the receipt of such a request in "proper order," as described below, the shareholder will receive a check based on the net asset value next determined after the redemption request has been received, which may be more or less than the amount originally invested. If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears. It will normally take up to three days to clear local checks and up to seven days to clear other checks.

     A redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

(i) the request is in writing, indicates the number of shares to be redeemed and identifies the shareholder's account number;

(ii) the request is signed by the shareholder(s) exactly as the shares are registered;

(iii) the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv) if the redemption proceeds are requested to be sent other than to the address of record or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request is/are guaranteed by an eligible signature guarantor.

     Questions concerning a redemption request may be addressed to the Fund at its principal office. No redemption request will become effective until all documents have been received in "proper order" by Firstar Trust Company.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

     Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

     If a shareholder's transactions at any time reduce the shareholder's account in the Fund to below $1,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within a reasonable time, redeem all shares in the account and close it by making payment to the shareholder.

     Shareholders who effect redemptions by wire transfer will pay a $12.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer. In addition, a shareholder's bank may impose a charge for receiving wires.

SYSTEMATIC WITHDRAWAL PLAN

     Individuals in whose accounts shares of the Fund are held or accounts in which shares are allocated to The Merger Fund IRA Plan, the Fund Investors Keogh Plans or other qualified retirement plan, which accounts in each case have a current account value of at least $10,000, may adopt a Systematic Withdrawal Plan to provide for periodic distributions for an annual fee of $15.00 per plan, which fee is subject to change upon notification by Firstar Trust Company to the Fund. By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or other periodic checks for any designated amount of $500 or more. A Systematic Withdrawal Plan may be opened by making an application to Firstar Trust Company.

                    TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

     The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. In any taxable year in which it qualifies as such and distributes all of its net investment income and net capital gain in accordance with the timing requirements of the Code, it will be exempt from federal income and excise taxes.

     The Fund intends to distribute substantially all of its net investment income and net capital gain in December. Both distributions will be in shares of the Fund unless a shareholder elects to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

     Each year the Fund informs its shareholders of the amount and type of its distributions. The Fund is required by federal tax law to withhold 31% of dividends (including capital gain dividends) and redemption proceeds for accounts (other than those of corporations and certain other exempt entities) without a certified taxpayer identification number ("TIN") and certain other certified information or with respect to which the IRS or a broker has notified the Fund that withholding is required due to an incorrect TIN or a failure to report taxable interest or dividends. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

     IRA's, Keogh plans and other qualified retirement plans are exempt from federal income taxation under the Code.

     This summary is not intended to be, nor should it be, construed as legal or tax advice to any current holder of the Fund's shares. The Fund's shareholders are urged to consult their own tax advisors to determine the tax consequences to them of their ownership of the Fund's shares.

                        ORGANIZATION AND CAPITALIZATION

     The Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated April 12, 1982, as amended and restated on August 22, 1989. The Fund's activities are supervised by its Trustees, who are elected by the Fund's shareholders. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares. The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios. Each share represents an equal proportionate interest in the Fund.

     As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing and unless removed by action of the shareholders in accordance with the Fund's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable.

                           SHAREHOLDER COMMUNICATIONS

     Shareholders of the Fund will receive quarterly schedules of investments, unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent certified public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined in accordance with the policies of the Fund and will provide other information about the Fund and its operations.

     Shareholder inquiries should be directed to Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (telephone (800) 343-8959). Any correspondence sent by overnight courier service should be addressed to the Fund at Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

INVESTMENT ADVISER
      Westchester Capital Management, Inc.
      100 Summit Lake Drive
      Valhalla, NY 10595
      (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
      PAYING AGENT, SHAREHOLDER
      SERVICING AGENT & CUSTODIAN
      Firstar Trust Company
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

TRUSTEES
      Frederick W. Green
      William H. Bohnett
      Michael J. Downey
      James P. Logan III
      Frank A. McDermott, Jr.

EXECUTIVE OFFICERS
      Frederick W. Green, President
      Bonnie L. Smith, Vice President, Treasurer and Secretary

COUNSEL
      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, NY 10103

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202

                            [THE MERGER FUND LOGO]

                                   PROSPECTUS
                               DECEMBER 30, 1997

                                 THE MERGER FUND
                              100 Summit Lake Drive
                            Valhalla, New York 10595

         A no-load, open-end, nondiversified investment company which seeks capital growth by engaging in merger arbitrage.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 1997

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund dated December
30, 1997, a copy of which may be obtained without charge by writing to the Fund's Administrator, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

         The Fund pays to its principal underwriter and others an annual fee of up to 0.25%, as authorized by its Rule 12b-1 plan of distribution. There can be no assurance that the Fund's investment objective will be achieved, and its investment policy entails capital risk. Each investor should carefully consider his ability to assume the risks involved before making an investment in the Fund.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES..........................................   1
 Merger Arbitrage...........................................................   1
 Special Risks of Over-the-Counter Options Transactions.....................   2
 Investment Restrictions....................................................   3

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER................................   6
 Investment Adviser and Advisory Contract...................................   6
 Principal Underwriter......................................................   7

MANAGEMENT..................................................................   9
 Trustees and Officers......................................................   9
 Remuneration...............................................................  10

SERVICES AND PLANS OFFERED BY THE FUND......................................  11
 The Merger Fund IRA Plan...................................................  11
 Fund Investors Keogh Plans.................................................  11
 Systematic Withdrawal Plan.................................................  12

NET ASSET VALUE.............................................................  12

ADDITIONAL INFORMATION ABOUT REDEMPTIONS....................................  13

TAX STATUS..................................................................  13

ORGANIZATION AND CAPITALIZATION.............................................  20
 General ...................................................................  20
 Shareholder and Trustee Liability..........................................  20

ALLOCATION OF PORTFOLIO BROKERAGE...........................................  22

PORTFOLIO TURNOVER..........................................................  23

INDEPENDENT ACCOUNTANTS.....................................................  23

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR.................................  24

COUNSEL.....................................................................  25

EXPERTS.....................................................................  25

APPENDIX....................................................................  26
 Covered Option Writing.....................................................  26

 Money Market Instruments...................................................  26
 Repurchase Agreements......................................................  26
 Short Selling..............................................................  27

FINANCIAL STATEMENTS........................................................  28

                       INVESTMENT OBJECTIVES AND POLICIES

                         (See "INVESTMENT OBJECTIVES AND
                      POLICIES" in the Fund's prospectus.)

         The Merger Fund (the "Fund") is a no-load, open-end, nondiversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage. The Fund's adviser is Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595 (the "Adviser").

         Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Allocation of Portfolio Brokerage" and "Portfolio Turnover." Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund's overall investment strategy, which may be considered speculative.

Merger Arbitrage.

         Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

         Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."

         The Adviser will be guided by the following general principles in making investments for the Fund:

         1. Securities will be purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the likelihood of some type of reorganization within a reasonable period of time.

         2. Before an initial position will be established in a newly announced reorganization, a preliminary analysis will be made of the proposed transaction to determine the probability and timing of a successful completion. A more detailed review will take place before the position is enlarged.

         3. In deciding whether or to what extent to invest in any given reorganization, the Adviser will place particular emphasis on the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction.

         4. The risk-reward characteristics of each arbitrage position will be assessed on an ongoing basis, and the Fund's holdings will be adjusted accordingly.

         5. The Adviser will attempt to invest in as many attractive reorganizations as can be effectively monitored in order to minimize the impact on the Fund of losses resulting from the termination of any given proposed transaction.

         6. The Adviser will invest the Fund's assets in both negotiated, or "friendly," reorganizations and non-negotiated, or "hostile," takeover attempts, but in either case the Adviser's primary consideration will be the likelihood that the transaction will be successfully completed.

Special Risks of Over-the-Counter Options Transactions.

         As part of its merger arbitrage strategy, the Fund may engage in transactions in options and futures contracts which are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

         As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.
         It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Investment Restrictions.

         The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund's prospectus, the term "majority of the outstanding shares of the Fund" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         These investment restrictions provide that:

         (1) The Fund may not issue senior securities other than to evidence borrowings as permitted in paragraph (5) below.

         (2) The Fund may not make short sales of securities (unless by virtue of its ownership of other securities at the time of such sale, it owns or has a prospective right to receive, without the payment of additional compensation, securities equivalent in kind and amount to the securities sold). The total market value of all securities sold short may not exceed 50% of the value of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 10% of the value of the Fund's net assets or 10% of the securities of any class of any issuer.

         (3) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (4) The Fund may not (a) purchase call options except to terminate, through a closing purchase transaction, its obligation with respect to a previously written covered call option; (b) sell uncovered (naked) call options;
(c) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund;

or (d) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph (4) shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

         (5) The Fund may not borrow money except that it may borrow (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

         (6) The Fund may not pledge, mortgage or hypothecate its assets, except that to secure borrowings as permitted in paragraph (5) above, the Fund may pledge securities having a market value at the time of pledge not exceeding 33% of the value of its total assets. The Fund may, in addition, pledge securities having a market value at the time of pledge not exceeding 50% of the value of its net assets to secure short sales as permitted in paragraph (2) above or covered option writing as permitted in paragraph (4) above.

         (7) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

         (8) The Fund may not knowingly purchase or otherwise acquire securities which are subject to legal or contractual restrictions on resale or invest more than 10% of its total assets in securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

         (9) The Fund may not concentrate its investments in any industry. No more than 25% of the value of the total assets of the Fund may be invested in the securities of issuers having their principal business activities in the same industry.

         (10) The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

         (11) The Fund may not purchase or sell commodities or commodity contracts.

         (12) The Fund may not make loans, except that subject to paragraph (8), the Fund may enter into repurchase agreements maturing in seven days or less.

         (13) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of the Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         (14) The Fund may not invest in interests (other than equity stock interests or debentures) in oil, gas or other mineral exploration or development programs.

         (15) The Fund may not invest in companies for the purpose of exercising control or management.

         (16) The Fund may not purchase or retain the securities of any issuer, other than its own securities, if, to the knowledge of the Fund's management, the Trustees and officers, or the directors and employees of the Fund's investment adviser, who individually own beneficially more than 1/2% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         (17) The Fund may not invest more than 5% of the value of its total assets in the securities of issuers which, together with any predecessors, have been in continuous operation for less than three years.

         (18) The Fund may not participate on a joint or a joint and several basis in any trading account in securities.

         (19) The Fund may not purchase securities of other investment companies, except by purchases in the open market where no underwriter or dealer's commission or profit is involved, other than customary brokers' commissions, and except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (20) The Fund may not invest more than 10% of its total assets (taken at market value) in the securities of any one issuer, except those issued or guaranteed by the United States Government, its agencies or instrumentalities.

         (21) The Fund may not purchase securities of any one issuer if as a result more than 10% of the voting securities of such issuer would be held by the Fund.

         If a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.


                  INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

                    (See "INVESTMENT ADVISER" and "PRINCIPAL
                     UNDERWRITER" in the Fund's prospectus.)

Investment Adviser and Advisory Contract.

         The Fund's investment advisory contract with the Adviser (the "Advisory Contract") provides that the Fund pay all of the Adviser's expenses, including, without limitation, (i) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations, (ii) preparation of and printing and mailing reports, notices and prospectuses to current shareholders, (iii) transfer taxes on the sales of the Fund's shares and on the sales of portfolio securities, (iv) brokerage commissions, (v) custodial and shareholder transfer charges, (vi) legal, auditing and accounting expenses, (vii) expenses of servicing shareholder accounts, (viii) insurance expenses for fidelity and other coverage, (ix) fees and expenses of Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, (x) expenses of Trustee and shareholder meetings and (xi) any expenses of distributing the Fund's shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.0% (1/12 of 1% monthly) of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

         The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund's Trustees who are not parties thereto or "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund's Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's Trustees or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment.

         For the fiscal years ended November 30, 1995 and 1996 ,the Fund incurred advisory fees of $2,040,921 and $4,114,105, respectively, to the Adviser. For the fiscal year ended September 30, 1997, the fund incurred advisory fees of $3,864,592.

Principal Underwriter.

         The Fund's principal underwriter is Mercer Allied Company, L.P. ("Mercer"), One Wall Street, Albany, New York 12205. Mercer is a Delaware limited partnership organized in 1994, and is currently majority-owned by The Ayco Company, L.P. Mercer is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

         The Fund has adopted a plan of distribution dated January 31, 1989, as amended and restated on July 1, 1993 (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay to Mercer, to any broker-dealer with whom Mercer or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, compensation for services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund.

         The Plan provides that Mercer will furnish to the Trustees and the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plan and the purposes for which such expenses were incurred. The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund's Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the Adviser or Mercer and who have no direct or indirect interest in the operation of the Plan or any related agreement (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Fund's Trustees or a majority of the outstanding shares of the Fund.

         The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund's outstanding shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund's shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

         The Fund has distribution and/or service contracts with authorized dealers and distributors of the Fund's shares and others, all of which contracts incorporate the terms of the Plan and have been approved by the Trustees, including the Rule 12b-1 Trustees. Pursuant to their respective contracts, for the fiscal year ended September 30, 1997, the Fund incurred expenses of $618,416 of which $58,429 was paid or accrued to Mercer and $559,987 was paid or accrued to others.

                                   MANAGEMENT

Trustees and Officers.

         The Fund's Trustees and officers are listed below. Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

         The "interested" Trustees as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

                                                       Position(s) Held                 Principal Occupation(s)
Name and Address                            Age          with the Fund                  During the Past 5 Years
----------------                            ---        -----------------                ------------------------
Frederick W. Green*                          51        President and Trustee            President of Westchester
Westchester Capital                                                                     Capital Management, Inc.,
Management, Inc.                                                                        the Fund's Adviser.
100 Summit Lake Drive
Valhalla, NY 10595

Bonnie L. Smith                              49        Vice President,                  Vice President of
Westchester Capital                                    Treasurer and Secretary          Westchester Capital
Management, Inc.                                                                        Management, Inc., the
100 Summit Lake Drive                                                                   Fund's Adviser.
Valhalla, NY 10595

William H. Bohnett*                          49        Assistant Secretary and          Partner in the law firm of
Fulbright & Jaworski L.L.P.                            Trustee                          Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

James P. Logan III                           61        Trustee                          President of James P. Logan
James P. Logan & Co., Inc.                                                              & Co., Inc., an executive
144 East 44th Street                                                                    search firm.
New York, NY 10017

Frank A. McDermott, Jr.                      79        Trustee                          President of JFM Associates,
217 Northeast Edgewater                                                                 Inc., a management
Drive                                                                                   consulting firm.  Also,
Stuart, FL 34996                                                                        Director of Orange and
                                                                                        Rockland Utilities, Inc.

Michael J. Downey                            54        Trustee                          Consultant and independent
2 Parsons Lane                                                                          financial adviser since July
Rochester, NY 14610                                                                     1993.  Chairman and Chief
                                                                                        Executive Officer of
                                                                                        Prudential Mutual Fund
                                                                                        Management, May 1987 to
                                                                                        June 1993.  President and
                                                                                        Director of Asia Pacific
                                                                                        Fund, Inc.

                                                       Position(s) Held                 Principal Occupation(s)
Name and Address                            Age          with the Fund                  During the Past 5 Years
----------------                            ---        -----------------                ------------------------
Mary Kraft                                   29        Assistant Secretary              Trust Officer of Firstar
Firstar Trust Company                                                                   Trust Company LLP.
615 East Michigan Street
Milwaukee, WI 53202

         As of December 8, 1997, the Trustees and officers of the Fund, as a group, owned 23,663.390 shares of beneficial interest of the Fund, and 49,982.345 shares were owned by the Adviser's retirement funds.

Remuneration.

         Management considers that Messrs. Logan, McDermott and Downey are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser. The fees of the non-interested Trustees (currently $4,000 per year and $1,000 per meeting attended), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. For the fiscal year ended September 30, 1997, the Fund paid the following in Trustees' fees:

                               COMPENSATION TABLE
                 (for the fiscal year ended September 30, 1997)

                                 Aggregate              Pension or                   Estimated
                                 Compensation           Retirement Benefits          Annual                Total
                                 from                   Accrued as Part of           Benefits upon         Compensation
Name of Trustee                  Registrant             Fund Expenses                Retirement            from Registrant
---------------                  ------------           -------------------          -------------         ---------------
Frederick W. Green                      0                            0                       0                          0
William H. Bohnett                      0                            0                       0                          0
Michael J. Downey                  $8,000                            0                       0                     $8,000
James P. Logan                      8,000                            0                       0                      8,000
Frank McDermott, Jr.                7,000                            0                       0                      7,000

                     SERVICES AND PLANS OFFERED BY THE FUND

           (See "PLANS OFFERED BY THE FUND" in the Fund's prospectus.)

         The costs of services rendered to the Fund's investors by its transfer agent, Firstar Trust Company ("Firstar") are paid for by the Fund; however, in order to cover abnormal administrative costs, investors requesting an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, on 60 days' written notice, to charge investors to cover other administrative costs of services provided to shareholders.

The Merger Fund IRA Plan.

         The Fund makes available an Individual Retirement Account ("IRA"), known as "The Merger Fund IRA Plan." The Merger Fund IRA Plan provides individuals with the opportunity to establish an IRA in order to purchase shares of the Fund. The Merger Fund IRA Plan can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution. The form of The Merger Fund IRA Plan meets the requirements of Section 408 of the Internal Revenue Code. Firstar acts as custodian for The Merger Fund IRA Plan, and the adoption of The Merger Fund IRA Plan by each individual is subject to acceptance or rejection by Firstar in its capacity as custodian.

         The fund also makes available to qualifying shareholders a "Roth IRA," which is a new form of IRA created by the taxpayer relief act of 1997. Shareholders should consult with their own financial advisers to determine eligibility.

Fund Investors Keogh Plans.

         The Fund makes available the Fund Investors Defined Contribution Prototype Plan (the "Fund Investors Defined Contribution Keogh Plan") and the Fund Investors Defined Benefit Prototype Plan (the "Fund Investors Defined Benefit Keogh Plan"). The Fund Investors Defined Contribution Keogh Plan and the Fund Investors Defined Benefit Keogh Plan (collectively hereinafter referred to as the "Fund Investors Keogh Plans") provide opportunities to corporations, self-employed individuals and partnerships to establish qualified retirement plans under which shares of the Fund may be purchased. The Fund Investors Keogh Plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual's entire account balance in such plan. A defined benefit qualified retirement plan specifies what a participant's pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit. A defined contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant's ultimate benefit depends on the amount that has accumulated in his account. The Fund Investors Keogh Plans have received an opinion from the Internal Revenue Service approving the plans as prototype plans which meet the requirements of Sections 401 and 501 of the Internal Revenue Code of 1986, as amended. The Fund Investors Keogh Plans are in the process of being submitted to the Internal Revenue Service for additional approval of certain amendments required by recent changes in tax law. Firstar acts as custodian of the Fund Investors Keogh Plans. The Fund Investors Keogh Plans as adopted by each employer (including a self-employed individual) or partnership are subject to acceptance or rejection by Firstar in its capacity as trustee of the Fund Investors Keogh Plans.

Systematic Withdrawal Plan.

         Shareholders participating in the Fund's Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance. Any income, dividends and capital gain distributions on shares held in Systematic Withdrawal Plan accounts will be reinvested in additional Fund shares. Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account. These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the Plan. A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder's account under the Plan have been liquidated.


                                 NET ASSET VALUE

               (See "NET ASSET VALUE" in the Fund's prospectus.)

         The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made (i) by valuing portfolio securities, including open short positions, which are traded on the New York Stock Exchange, American Stock Exchange and on the Nasdaq National Market System at the last reported sales price on that exchange; (ii) by valuing put and call options which are traded on the Chicago Board Options Exchange or any other domestic exchange at the last sale price on such exchange; (iii) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and (iv) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although the actual calculation may be done by others. The Adviser reserves the right to value securities, including options, at prices other than last-sale prices when such last-sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

         The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


                    ADDITIONAL INFORMATION ABOUT REDEMPTIONS

                  (See "REDEMPTIONS" in the Fund's prospectus.)

         Supporting documents in addition to those listed under "Redemptions" in the Fund's prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

         Under the Investment Company Act of 1940, a shareholder's right to redeem shares and to receive payment therefor may be suspended at times: (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.


                                   TAX STATUS

   (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's prospectus.)

         The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

            The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after September 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

            The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.
            Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.
            The following discussion of tax consequences is for the general information of shareholders who are subject to tax. Shareholders that are IRAs, Keogh plans or other qualified retirement plans are exempt from income taxation under the Code.

            To the extent that the Fund retains any of its net long-term capital gain for the year for reinvestment, requiring federal corporate income taxes to be paid thereon by the Fund, the Fund will elect to treat the undistributed net long-term capital gain as having been distributed to shareholders. As a result, each shareholder will report for federal income tax purposes its proportionate share of the undistributed net long-term capital gain, will be able to claim his proportionate share of federal income taxes paid by the Fund on that amount as a credit against his own federal income tax liability and will be able to claim a refund to the extent that the credit exceeds such tax liability. In addition, each shareholder of the Fund will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such undistributed gain and his deemed tax credit.

            Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

            Dividends from domestic corporations may comprise some portion of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions received by corporations from the Fund may be eligible for the 70% deduction for dividends received. Taxable corporate shareholders will be informed of the portion of dividends which so qualify. Receipt of qualifying dividends may result in the reduction of a corporate shareholder's tax basis in its shares by the untaxed portion of such dividends if they are treated as "extraordinary dividends" under
Section 1059 of the Code. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days (91 days for preferred stock) during the 90-day (180 days for preferred stock) period beginning on the date which is 45 days (90 days for preferred stock) before the ex-dividend date (for this purpose, holding periods are reduced for periods where the risk of loss with respect to shares is diminished). The same restrictions apply to the Fund with respect to its ownership of the dividend-paying stock. In addition, the deducted amount is included in the calculation of the federal alternative minimum tax, if any, applicable to such corporate shareholders.

            Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Capital gain dividends are not eligible for the dividends-received deduction. The Taxpayer Relief Act of 1997 (the "1997 Act") made substantial changes to the maximum effective tax rates and holding periods applicable to capital gains realized by noncorporate taxpayers. In general, for transactions taken into account during taxable years ending on or after May 7, 1997, a noncorporate shareholder's net capital gains will be taxed either at a maximum rate of 20% for property held more than 18 months or 28% with respect to property held for more than one year but not more than 18 months. The Internal Revenue Service recently issued Notice 97-64, which describes forthcoming temporary rules permitting regulated investment companies to designate different classes of capital gain dividends (e.g., 20% or 28%). The Fund will provide information relating to the portions of any capital gain dividend that may be treated by individual shareholders as eligible for the maximum 20% rate and the maximum 28% rate.

            A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. Under the 1997 Act, in the case of a noncorporate shareholder, if such shares were held for more than 18 months at the time of disposition such gain will be long-term capital gain and will be taxed at a maximum effective rate of 20%; if such shares were held for more than one year but not more than 18 months at the time of disposition, such gain will be taxed at a maximum effective rate of 28%; and if such shares were held for one year or less at the time of disposition, such gain will be short-term capital gain and will be taxed at a maximum effective rate of 39.6%. Capital gains of corporate shareholders will be long-term or short-term depending upon whether the shareholder's holding period exceeds one year, and are not subject to varying effective tax rates. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

            All distributions will be included in the individual shareholder's alternative minimum taxable income and in the income which may be subject to tax under the alternative minimum tax for corporations.

            Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

            All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

            An individual may generally make a deductible IRA contribution in an amount up to $2,000 for any taxable year if (i) neither the individual nor his or her spouse is an active participant in an employer's retirement plan ("Plan Participant"), or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income ("AGI") below a certain level ("Threshold Level"). For the 1997 tax year, the Threshold Level is $40,000 for married individuals filing a joint return (with a phase-out of the deduction for AGI between $40,000 and $50,000) and $25,000 for a single individual (with a phase-out of the deduction for AGI between $25,000 and $35,000). For the 1998 year, the Threshold Level is scheduled to increase to $50,000 for married individuals filing a joint return (with a phase-out of the deduction for AGI between $50,000 and $60,000) and $30,000 for a single individual (with a phase-out of the deduction for AGI between $30,000 and $40,000). The Threshold Levels are scheduled to continue to gradually increase through the year 2007. For tax years beginning in 1998, there is a separate Threshold Level and phase-out limit that applies to certain individuals who are not Plan Participants but whose spouses are Plan

Participants. These individuals can make a deductible IRA contribution for a taxable year if their AGI does not exceed $150,000 (with a phase-out of the deduction for AGI between $150,000 and $160,000).

            There are a number of additional forms of IRAs that may be available, including an IRA for nonworking spouses. Shareholders should contact their tax adviser for more information.

            Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

            Under the 1997 Act, if the Fund makes a "constructive sale" of an "appreciated financial position," the Fund will recognize gain as if the position were sold at fair market value on the date of such constructive sale. Constructive sales include short sales of substantially identical property, offsetting national principal contracts with respect to substantially identical property and futures and forward contracts to deliver substantially identical property. However, transactions that otherwise would be treated as constructive sales are disregarded if closed within 30 days after the close of the taxable year and the Fund holds the position and does not hedge such position for 60 days thereafter. In addition, to the extent provided in regulations (which have not yet been promulgated), a constructive sale also occurs if a taxpayer enters into one or more other transactions (or acquires one or more positions) that have "substantially the same effect" as the transactions described above. Appreciated financial positions include positions with respect to stock, debt, instruments or partnership interests if gain would be recognized on a disposition at fair market value. If the constructive sale rules apply, adjustments are made to the basis and holding period of the affected financial position.

            Equity options (including call and put options on stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. The character of any gain or loss recognized (i.e., long-term or short-term) generally will depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

            Any listed nonequity options written or purchased by the Fund (including options on debt securities) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.

            Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Generally, a market discount bond is defined as any bond bought by the Fund after its original issuance at a price below its face or accreted value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Internal Revenue Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

            Offsetting positions held by the Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Internal Revenue Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains.

            Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

            Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

            Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

            The Fund is organized as a Massachusetts business trust and generally will not be liable for any income or franchise tax in the Commonwealth of Massachusetts. If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

            The foregoing discussion is a general summary of certain of the material U.S. federal income tax consequences to U.S. persons (as defined below) of owning and disposing of shares in the Fund. This summary is based on the provisions of the Code, final, temporary and proposed U.S. Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. Moreover, shareholders should note that the recently enacted 1997 Act contains provisions which are subject to varying interpretations, the full impact and significance of which will remain unclear until they have been definitively interpreted by the Internal Revenue Service and the courts.

            The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons; i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, estates the income of which is includible in its gross income for U.S. federal income tax purposes without regard to its source, or trusts if either: (i) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all the substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and, in general, would have been treated as a U.S. person under rules applicable prior to such time, provided the trust elects to continue such treatment thereafter. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

            This summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances. Accordingly, shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                         ORGANIZATION AND CAPITALIZATION

            (See "ORGANIZATION AND CAPITALIZATION" in the Fund's prospectus.)

General.

            The Fund is an open-end investment company established under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated April 12, 1982, as amended and restated on August 22, 1989 (the "Declaration of Trust"). Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989. The Fund's name was formally changed to The Merger Fund on August 22, 1989.

            Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholder and Trustee Liability.

            The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability of shareholders is remote. The Declaration of Trust does not require the Fund to hold annual meetings of shareholders. However, the Fund will hold special meetings when required by federal or state securities laws. The holders of at least 10% of the Fund's outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

            The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                        ALLOCATION OF PORTFOLIO BROKERAGE

            Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

            In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

            In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. The Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such services because a substantial number of transactions were effected through brokers which provide such services but which were selected principally because of their execution capabilities.

            For the fiscal years ended November 30, 1995 and 1996, the Fund paid brokerage commissions of approximately $1,162,149 and $2,467,162, respectively. For the fiscal year ended September 30, 1997, the Fund paid brokerage commissions of approximately $2,298,674.

                               PORTFOLIO TURNOVER

            The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. For the fiscal year ended September 30, 1997, the Fund's portfolio annual turnover rate was 271.24%. The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

            Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

            Fund management believes that the fiscal 1997 portfolio turnover rate of 271.24% is within the range to be expected for a merger arbitrage fund, and anticipates that the 1998 rate will be within the same range.


                             INDEPENDENT ACCOUNTANTS

            The Fund has selected Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as its independent accountants.

                CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
                   ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

      (See "CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, ACCOUNTING SERVICES AGENT AND ADMINISTRATOR" in the Fund's prospectus.)

            Firstar, a Wisconsin trust company with its principal offices in Milwaukee, Wisconsin, is custodian of the assets of the Fund. The custody services performed by Firstar include maintaining custody of the Fund's assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. Firstar is also custodian for The Merger Fund IRA Plan and trustee for the Fund Investors Keogh Plans. Firstar takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund pays to Firstar a custodian fee, payable monthly, at the annual rate of .020% of the total value of the Fund's assets, plus a fee for each transaction with respect to the Fund's portfolio securities, which varies depending on the nature of the transaction.

            Firstar is also the Fund's transfer agent and dividend paying agent. Its principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The transfer agent services provided by Firstar include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund's shares; performing related record keeping services; answering shareholders correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. Firstar's transfer agent fee is equal to a maximum of $14.00 per shareholder account.

            Accounting services for the Fund are provided pursuant to a separate agreement with Firstar. The Fund pays Firstar a minimum annual fee of $22,000 plus an additional .010% of the value of the Fund's net assets in excess of $40 million up to $200 million and .005% of the value of the Fund's net assets in excess of $200 million.

            Under the Fund Administration Servicing Agreement, Firstar maintains the books, accounts and other documents required by the Investment Company Act of 1940; prepares the Fund's financial statements and tax returns; prepares certain reports and filings with the Securities and Exchange Commission; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of the Fund's operations. Firstar, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement. For the foregoing, the Fund pays Firstar a fee, payable monthly, at the annual rate of .050% of the Fund's first $100 million of average aggregate daily net assets, .040% of the next $400 million and .030% of the Fund's average daily net assets in excess of $500 million. The Fund also reimburses the Administrator for all out-of-pocket expenses.

            The fees charged to the Fund by Firstar for custody, transfer agent, fund accounting and administration services are competitive with fees charged by other providers of such services within the investment company industry.

                                     COUNSEL

            The firm of Fulbright & Jaworski L.L.P. is counsel to the Fund.


                                     EXPERTS

            The financial statements incorporated in this Statement of Additional Information have been so incorporated in reliance upon the report of Price Waterhouse LLP, independent accountants given on authority of said firm, as experts in accounting and auditing.

                                    APPENDIX

            Some of the terms used in this Statement of Additional Information and the Fund's prospectus are described below.

Covered Option Writing.

            A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period.

            The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Adviser may deem it desirable to close out a particular position prior to the expiration of the option through the purchase of an equivalent option, in which case the underlying security may either be sold or retained in the Fund's portfolio.

Money Market Instruments.

            Money market instruments are liquid, short-term, high-grade debt instruments, including United States Government obligations, commercial paper, certificates of deposit and bankers' acceptances.

Repurchase Agreements.

            Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

Short Selling.

            A short sale is a transaction involving the sale of a security that is not owned by the seller, the security having been borrowed from a third party by the seller in order to make delivery to the buyer. In a transaction of this type, the seller has a continuing obligation to replace the borrowed security; and until such replacement, the broker retains the proceeds from the sale and the seller is required to pay to the lender any dividends or interest due to holders of the security. Although the seller's obligation to the lender can be met by purchasing the security in the open market and delivering it against the short position, the Fund will effect short sales only in anticipation of replacing the borrowed security with an identical security received upon the successful completion of a merger, acquisition or exchange offer. (This strategy is illustrated by the following example: Company A proposes to acquire Company B through a merger in which each outstanding common share of Company B is exchanged for two shares of Company A. Assume that following the announcement of the merger terms, Company A's stock is trading at $20 while Company B's shares are trading at $35, or $5 below the market value of Company A's offer (2 x $20 per A Share). Believing that the proposed merger represents an attractive arbitrage opportunity, but wanting to protect against a decline in the market price of Company A's stock prior to the completion of the acquisition, the Fund purchases 1,000 shares of Company B at a total cost of $35,000 plus commissions, and, at approximately the same time, borrows and sells short 2,000 shares of Company A, yielding proceeds of $40,000 less commissions. The Fund is now hedged; that is, a decline in the market price of Company A's stock will not reduce the Fund's potential profit should the deal go through. Upon completion of the merger, the 1,000 shares of Company B held by the Fund are exchanged for 2,000 shares of Company A. These shares are then delivered to the lender, thereby satisfying the Fund's obligation to replace the borrowed shares, and the proceeds from the short sale become available to the Fund. In this example a profit of $5,000 less commissions and any other expenses is realized.) However, should the merger, acquisition or exchange offer be terminated or otherwise not completed, the Fund will be required to satisfy its obligation to the lender by making an open-market purchase, and to the extent the price paid exceeds the proceeds from the short sale, the Fund will incur a loss on the transaction. The amount of any such loss will be increased by the amount of any dividends or interest the Fund may be required to pay in connection with the short sale.

                              FINANCIAL STATEMENTS
            The statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, as of September 30, 1997, the related statements of operations and of cash flows for the fiscal year ended September 30, 1997, statements of changes in net assets for the fiscal years ended September 30, 1997 and November 30, 1996, financial highlights, and notes to the financial statements and the independent accountants' report to the Trustees and shareholders of the Fund dated November 7, 1997 are attached hereto.

            Effective December 1, 1996, the Fund changed its fiscal year to end on September 30 in each year, commencing with the fiscal year which ran from December 1, 1996 through September 30, 1997.